UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 17, 2015, Colfax Corporation (the "Company") held its Annual Investor Event and provided information regarding its financial outlook for 2016. The portion of management's presentation related to its financial outlook for 2016 is attached to this report as Exhibit 99.1. The complete presentation and a replay of the event are available on the Company's website at www.colfaxcorp.com under the "Investors" section.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Excerpt from management's presentation on December 17, 2015 regarding Colfax Corporation's financial outlook for 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation                     Date:     December 17, 2015                    By: /s/ C. Scott Brannan
Name: C. Scott Brannan
Title: Senior Vice President, Finance,
Chief Financial Officer and Treasurer